F I N A N C I A L R E S U L T S 2Q17 July 14, 2017

2Q17 Financial highlights

ROTCE[1]	Common equity Tier 1[2]	Net payout LTM[3]
14%	12.5%	68%

- 2Q17 record net income of $7.0B and EPS of $1.82
  - Managed revenue of $26.4B[4]
  - Adjusted expense of $14.4B[5] and adjusted overhead ratio of 56%[5]
- Fortress balance sheet
  - Average core loans[6] up 8% YoY and 2% QoQ
  - Basel III Fully Phased-In CET1 capital of $187B[2], Standardized CET1 ratio of 12.5%[2] and Advanced CET1 ratio of 12.7%[2]
- Delivered strong capital return
  - $4.5B[7] returned to shareholders in 2Q17, including $2.7B of net repurchases
  - Common dividend of $0.50 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income	EPS
Legal benefit[8]	$645	$406	$0.11

[1] See note 2 on slide 11
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 6 on slide 11
[3] Last twelve months ("LTM"). Net of employee issuance
[4] See note 1 on slide 11
[5] See note 3 on slide 11
[6] See note 7 on slide 11
[7] Net of employee issuance
[8] The legal benefit relates to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts, and is recognized in noninterest revenue in Corporate

FINANCIAL RESULTS
1
JPMORGAN CHASE & CO.

$ O/(U) 2Q17 1Q17 2Q16 Net interest income $12.5 $0.2 $0.9 Noninterest revenue 13.9 0.7 0.3 Managed revenue1 26.4 0.8 1.2 Expense 14.5 (0.5) 0.9 Credit costs 1.2 (0.1) (0.2) Reported net income $7.0 $0.6 $0.8 Net income applicable to common stockholders $6.6 $0.6 $0.8 Reported EPS $1.82 $0.17 $0.27 ROE2 12% 11% 10% ROTCE2,3 14 13 13 Overhead ratio – managed1,2 55 59 54 Memo: Adjusted expense 4 $14.4 ($0.4) $0.4 Memo: Adjusted overhead ratio 1,2,4 56% 58% 56% Note: Totals may not sum due to rounding 1 See note 1 on slide 11 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 11 4 See note 3 on slide 11 $B, excluding EPS 2Q17 Financial results1 F I N A N C I A L R E S U L T S 2 2Q17 ROE O/H ratio CCB 17% 57% CIB 15% 54% CB 17% 38% AWM 27% 68%  Firmwide total credit reserves of $14.5B  Consumer reserves of $9.2B – net build of $252mm in 2Q17  Wholesale reserves of $5.3B – net release of $241mm in 2Q17 $B 2Q17 1Q17 2Q16 Net charge-offs $1.2 $1.7 $1.2 Reserve build/(release) – (0.3) 0.2 Credit costs $1.2 $1.3 $1.4

2Q17 1Q17 2Q16 Basel III Advanced Fully Phased-In1 CET1 capital $187 $184 $179 CET1 capital ratio 12.7% 12.4% 11.9% Tier 1 capital $212 $209 $205 Tier 1 capital ratio 14.4% 14.2% 13.6% Total capital $231 $228 $226 Total capital ratio 15.7% 15.4% 15.0% Risk-weighted assets $1,472 $1,479 $1,506 Firm SLR 2 6.6% 6.6% 6.6% Bank SLR 2 6.7 6.7 6.6 Total assets (EOP) $2,563 $2,546 $2,466 Tangible common equity (EOP) 3 $188 $185 $181 Tangible book value per share 3 $53.29 $52.04 $50.21 $B, except per share data 1 Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 6 on slide 11 2 Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 6 on slide 11 3 See note 2 on slide 11 Fortress balance sheet and capital F I N A N C I A L R E S U L T S 2Q17 Basel III Standardized Fully Phased-In of 12.5%1 3

Consumer & Community Banking[1]

$mm

	2Q17	$ O/(U) 1Q17	2Q16
Revenue	$11,412	$442	($39)
Consumer & Business Banking	5,233	327	617
Mortgage Banking	1,426	(103)	(495)
Card, Commerce Solutions & Auto	4,753	218	(161)
Expense	6,500	105	496
Credit costs	1,394	(36)	193
Net charge-offs	1,144	(535)	118
Change in allowance	250	499	75
Net income	$2,223	$235	($433)

Key drivers/statistics ($B)[2]

	2Q17	1Q17	2Q16
Equity	$51.0	$51.0	$51.0
ROE	17%	15%	20%
Overhead ratio	57	58	52
Average loans	$467.5	$466.8	$454.4
Average deposits	639.9	622.9	583.1
CCB households (mm)	60.7	60.4	59.2
Active mobile customers (mm)	28.4	27.3	24.8
Debit & credit card sales volume	$230.1	$208.4	$204.6

- Average deposits up 10% YoY
- Average loans up 3% and core loans up 9% YoY
- CCB households up 1.5mm YoY
- Active mobile customers of 28.4mm, up 14% YoY

Financial performance

- Net income of $2.2B, down 16% YoY
- Revenue of $11.4B, flat YoY
  - Higher NII and auto lease income were offset by higher Card new account origination costs, the absence of non-core items in the prior year and lower MSR revenue
- Expense of $6.5B, up 8% YoY, driven by higher auto lease depreciation, business growth, and investments in marketing
- Credit costs of $1.4B, up $193mm YoY, driven by higher net charge-offs and a higher reserve build, both driven by Card

Key drivers/statistics ($B) – detail by business

	2Q17	1Q17	2Q16
Consumer & Business Banking			
Average Business Banking loans	$22.8	$22.5	$21.5
Business Banking loan originations	2.2	1.7	2.2
Client investment assets (EOP)	253.0	245.1	224.7
Deposit margin	1.96%	1.88%	1.80%
Mortgage Banking			
Average loans	$234.5	$233.0	$231.4
Loan originations[3]	23.9	22.4	25.0
EOP total loans serviced	827.8	836.3	880.3
Net charge-off rate[4,5]	0.01%	0.10%	0.08%
Card, Commerce Solutions & Auto			
Card average loans	$138.1	$137.2	$128.4
Auto average loans and leased assets	80.2	79.1	74.1
Auto loan and lease originations	8.3	8.0	8.5
Card net charge-off rate	3.01%	2.94%	2.70%
Card Services net revenue rate	10.53	10.15	12.28
Credit Card sales volume[6]	$156.8	$139.7	$136.0
Merchant processing volume	294.4	274.3	263.8

[1] See note 1 on slide 11
For additional footnotes see slide 12

FINANCIAL RESULTS

4

JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm		$ O/(U)	
	2Q17	1Q17	2Q16
Revenue	$8,889	($647)	($276)
Investment banking revenue	1,695	44	203
Treasury Services	1,055	74	163
Lending	373	(16)	96
Total Banking	3,123	102	462
Fixed Income Markets	3,216	(999)	(743)
Equity Markets	1,586	(20)	(14)
Securities Services	982	66	75
Credit Adjustments & Other	(18)	204	(56)
Total Markets & Investor Services	5,766	(749)	(738)
Expense	4,841	(280)	(237)
Credit costs	(53)	43	(288)
Net income	$2,710	($531)	$217

Key drivers/statistics ($B)[2]			
Equity	$70.0	$70.0	$64.0
ROE	15%	18%	15%
Overhead ratio	54	54	55
Comp/revenue	28	29	30
IB fees ($mm)	$1,803	$1,812	$1,636
Average loans	115.8	113.7	114.8
Average client deposits[3]	404.9	391.7	373.7
Assets under custody ($T)	22.1	21.4	20.5
ALL/EOP loans ex-conduits and trade[4,5,6]	1.83%	1.91%	2.23%
Net charge-off/(recovery) rate[6]	0.17	(0.07)	0.32
Average VaR ($mm)[7]	$27	$25	$44

[1] See note 1 on slide 11
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.19%, 1.25%, and 1.48% for 2Q17, 1Q17 and 2Q16, respectively
[5] See note 5 on slide 11
[6] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[7] See note 7 on slide 12

Financial performance

- Net income of $2.7B on revenue of $8.9B
  - ROE of 15%
- Banking revenue
  - IB revenue of $1.7B, up 14% YoY, with strength across products
    - Ranked #1 in Global IB fees for 2Q17
  - Treasury Services revenue of $1.1B, up 18% YoY, driven by the impact of higher interest rates and growth in operating deposits
  - Lending revenue of $373mm, up 35% YoY
- Markets & Investor Services revenue
  - Markets revenue of $4.8B, down 14% YoY
    - Fixed Income Markets of $3.2B, down 19% YoY, due to reduced flows driven by sustained low volatility and tighter credit spreads, against a strong prior year
    - Equity Markets revenue of $1.6B, down 1% YoY
  - Securities Services revenue of $982mm, up 8% YoY
- Expense of $4.8B, down 5% YoY, driven by lower compensation expense
- Credit costs benefit of $53mm

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	2Q17	$ O/(U) 1Q17	2Q16
Revenue	$2,088	$70	$271
Middle Market Banking[2]	839	55	150
Corporate Client Banking[2]	662	(4)	54
Commercial Term Lending	364	(3)	22
Real Estate Banking	147	13	40
Other	76	9	5
Expense	790	(35)	59
Credit costs	(130)	(93)	(105)
Net income	$902	$103	$206
Key drivers/statistics ($B)[3]			
Equity	$20.0	$20.0	$16.0
ROE	17%	15%	16%
Overhead ratio	38	41	40
Gross IB Revenue ($mm)	$524	$646	$595
Average loans	197.9	191.5	176.8
Average client deposits	173.2	176.8	170.7
Allowance for loan losses	2.7	2.9	3.0
Nonaccrual loans	0.8	0.9	1.3
Net charge-off/(recovery) rate[4]	0.02%	(0.02)%	0.14%
ALL/loans[4]	1.35	1.49	1.70

[1] See note 1 on slide 11
[2] Certain clients were transferred from Middle Market Banking to Corporate Client Banking effective in the second quarter 2017. Prior period results were revised to conform with the current period presentation.
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] Energy includes Oil & Gas, Natural Gas Pipelines, and Metals & Mining
[6] CB's Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings are generally based on client segments and do not align with regulatory definitions

Financial performance

- Record net income of $902mm, up 30% YoY and 13% QoQ
- Record revenue of $2.1B, up 15% YoY and 3% QoQ
  - Net interest income of $1.5B, up 22% YoY and 6% QoQ
  - Gross IB revenue of $524mm, down 12% YoY and 19% QoQ
- Expense of $790mm, up 8% YoY and down 4% QoQ
  - 1Q17 included $29mm of impairment on leased assets
- Credit costs net benefit of $130mm
  - Net charge-off rate of 2 bps
  - Net reserve release driven by Energy[5]
- Average loan balances of $198B, up 12% YoY and 3% QoQ
  - C&I[6] up 9% YoY and 4% QoQ
  - CRE[6] up 15% YoY and 2% QoQ
- Average client deposits of $173B, up 1% YoY and down 2% QoQ

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

Asset & Wealth Management1 1 See note 1 on slide 11 2 Actual numbers for all periods, not over/(under)  Record net income of $624mm, up 20% YoY  Revenue of $3.2B, up 9% YoY and up 4% QoQ  Expense of $2.2B, up 4% YoY and down 15% QoQ  Record AUM of $1.9T, up 11% YoY and up 2% QoQ  Record client assets of $2.6T, up 11% YoY and up 2% QoQ  2Q17 net inflows of $9B into long-term products and outflows of $7B from liquidity products  Average loan balances of $122.2B, up 9% YoY and up 3% QoQ  Average deposit balances of $150.8B, flat YoY and down 5% QoQ  Solid investment performance  77% of mutual fund AUM ranked in the 1st or 2nd quartile over 5 years $mm Financial performance F I N A N C I A L R E S U L T S 7 2Q17 1Q17 2Q16 Revenue $3,212 $125 $273 Asset Management 1,561 74 137 Wealth Management 1,651 51 136 Expense 2,192 (388) 94 Credit costs 4 (14) 12 Net income $624 $239 $103 Key drivers/statistics ($B)2 Equity $9.0 $9.0 $9.0 ROE 27% 16% 22% Pretax margin 32 16 29 Assets under management (AUM) $1,876 $1,841 $1,693 Client assets 2,598 2,548 2,344 Average loans 122.2 118.3 111.7 Average deposits 150.8 158.8 151.2 $ O/(U)

2Q17 1Q17 2Q16 Treasury and CIO ($14) $53 $185 Other Corporate 584 482 551 Net income $570 $535 $736 $ O/(U) Corporate1 Treasury and CIO  Net loss of $14mm in 2Q17, up $53mm QoQ, reflecting higher rates Other Corporate  Net Income of $584mm, includes a $406mm after-tax benefit from a legal settlement  $645mm pretax legal benefit recognized in revenue 1 See note 1 on slide 11 $mm Financial performance F I N A N C I A L R E S U L T S 8

Outlook F I N A N C I A L R E S U L T S Firmwide  Expect 2017 net interest income to be up $4B+ YoY, market dependent  Expect 2017 adjusted expense to be ~$58B  Expect 2017 net charge-offs to be $5B+/-1  Expect 2017 average core loan growth to be ~8% 9 1 2017 net charge-off outlook excludes the impact of the write-down of the Student loan portfolio to its estimated fair value as a result of transferring it to held-for-sale in 1Q17

Page Agenda F I N A N C I A L R E S U L T S Appendix 10

$B, except per share data 1 Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 6 on slide 11 2 Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 6 on slide 11 3 See note 2 on slide 11 Fortress balance sheet and capital – Standardized A P P E N D I X 10 2Q17 1Q17 2Q16 Basel III Standardized Fully Phased-In1 CET1 capital $187 $184 $179 CET1 capital ratio 12.5% 12.4% 12.1% Tier 1 capital $212 $209 $205 Tier 1 capital ratio 14.2% 14.2% 13.9% Total capital $242 $239 $237 Total capital ratio 16.2% 16.1% 16.0% Risk-weighted assets $1,490 $1,479 $1,477 Firm SLR 2 6.6% 6.6% 6.6% Bank SLR 2 6.7 6.7 6.6 Total assets (EOP) $2,563 $2,546 $2,466 Tangible common equity (EOP) 3 $188 $185 $181 Tangible book value per share 3 $53.29 $52.04 $50.21 2Q17 Basel III Advanced Fully Phased-In of 12.7%1

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $66.05, $64.68 and $62.67 at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $61 million, $218 million and $(430) million for the three months ended June 30, 2017, March 31, 2017 and June 30, 2016, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of adjusted managed net revenue, which excluded a legal benefit of $645 million for the three months ended June 30, 2017. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. Net charge-offs and net charge-off rates exclude the impact of PCI loans. 5. CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Notes on key performance measures 6. Estimated as of June 30, 2017. The Basel III supplementary leverage ratio (“SLR”), to which the Firm will be subject on January 1, 2018, and Basel III Fully Phased-In capital, risk-weighted assets and capital ratios, to which the Firm will be subject on January 1, 2019, are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 76-85 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2016 and pages 32-39 of the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. 7. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes A P P E N D I X 11

Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Firmwide mortgage origination volume was $26.2B, $25.6B and $28.6B, for 2Q17, 1Q17 and 2Q16, respectively 4. Excludes purchased credit-impaired (PCI) write-offs of $22mm, $24mm and $41mm for 2Q17, 1Q17 and 2Q16, respectively. See note 4 on slide 11 5. Excludes the impact of PCI loans. See note 4 on slide 11 6. Excludes Commercial Card Additional Note on slide 5 – Corporate & Investment Bank 7. The Firm refined the scope of positions included in risk management VaR during the third quarter of 2016 and refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. These refinements are intended to more appropriately reflect the risk exposure from market risk sensitive instruments. In the absence of these refinements, the average CIB VaR would have been higher by $10 million and $6 million for the three months ended June 30, 2017 and March 31, 2017, respectively. Notes A P P E N D I X 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form10-Q for the quarter ended March 31, 2017, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. A P P E N D I X 13